NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 14, 2012
to the Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Mid Cap Growth Fund

1.  At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 13, 2012, the Board approved the termination of American Century Investment Management, Inc. (“American Century”) as a subadviser to the NVIT Multi-Manager Mid Cap Growth Fund (the “Mid Cap Growth Fund”).  This change is anticipated to take effect on or about June 20, 2012 (the “Effective Date”).  Neuberger Berman Management LLC and Wells Capital Management, Inc. will continue to serve as subadvisers to the Fund.

2.  On the Effective Date, all references to, and information regarding, American Century in the Prospectus, as it relates to the Mid Cap Growth Fund only, are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.